QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): March 15, 2004 (March 15, 2004)

KEY ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-8038	04-2648081
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6 Desta Drive Midland, Texas 79705 (Address of Principal Executive Offices)

432/620-0300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

    99.1    —    Press Release dated March 15, 2004

Item 12. Results of Operations and Financial Condition

        On March 15, 2004, Key Energy Services, Inc., a Maryland corporation ("Key"), issued a press release announcing that it has filed a notice with the Securities and Exchange Commission on Form 12b-25 to extend the period in which it intends to file its Annual Report on Form 10-K. A copy of Key's press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this Form 8-K (including the exhibit hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

[Signature Page Follows]

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: March 15, 2004	KEY ENERGY SERVICES, INC.
	By:	/s/ ROYCE W. MITCHELL Royce W. Mitchell, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Exhibit
99.1	—	Press Release dated March 15, 2004.

QuickLinks

SIGNATURE
EXHIBIT INDEX